                        THE RESERVE INSTITUTIONAL TRUST
                810 SEVENTH AVENUE -- NEW YORK, N.Y. 10019-5868
                        (212) 977-9982 - (800) 637-1700

                     24-HOUR YIELD AND BALANCE INFORMATION
                 Nationwide 800-637-1700 - www.reservefunds.com

                      STATEMENT OF ADDITIONAL INFORMATION


  This Statement of Additional Information ("SAI") describes The Reserve Institutional Trust ("Trust"). The Trust is presently comprised of four separate Funds: the Primary Institutional Fund, the U.S. Treasury Institutional Fund, the U.S. Government Institutional Fund and the Interstate Tax-Exempt Institutional Fund (each a "Fund", together the "Funds"). This Statement is not a Prospectus, but provides detailed information to supplement the Prospectus dated July 31, 1998 and should be read in conjunction with it. A copy of the Prospectus may be obtained without charge by writing or calling the Funds at the above address or telephone number. The Securities and Exchange Commission ("SEC") maintains a web site (http://www.sec.gov) that contains the SAI, the Prospectus, material incorporated by reference & other information regarding the Fund electronically filed with the SEC. This SAI is dated July 31, 1998.


 TABLE OF CONTENTS                                                       PAGE
                                                                         ----
 Investment Objective and Policies . . . . . . . . . . . . . . . . . .     2
 Trustees and Officers of the Trust  . . . . . . . . . . . . . . . . .     4
 Investment Management, Distribution, and Custodian   Agreements . . .     6
 Portfolio Turnover, Transaction Charges and Allocation  . . . . . . .     8
 Shares of Beneficial Interest . . . . . . . . . . . . . . . . . . . .     8
 Purchase, Redemption and Pricing of Shares  . . . . . . . . . . . . .     9
 Distributions and Taxes . . . . . . . . . . . . . . . . . . . . . . .    10
 Fund Yield  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    12
 Reserve Cash Performance Account  . . . . . . . . . . . . . . . . . .    13
 Ratings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    13
 Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . .    15
 Report of Independent Accountants . . . . . . . . . . . . . . . . . .    26


SHARES OF THE FUNDS ARE NEITHER GUARANTEED NOR INSURED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.





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
                       INVESTMENT OBJECTIVES AND POLICIES

  The primary investment objective of each Fund, with the exception of the Interstate Fund, is to seek as high a level of current income as is consistent with preservation of capital and liquidity.

  The Interstate Fund's investment objective is to seek as high a level of short-term interest income exempt from federal income taxes as is consistent with preservation of capital and liquidity, by investing principally in obligations issued by states, territories, and possessions of the U.S. and by their political subdivisions, duly constituted authorities and corporations.

SUPPLEMENTAL INVESTMENT POLICIES. Each Fund's investment objective and the following investment policies may not be changed without the affirmative vote of a majority of the outstanding shares of a Fund. A majority of the outstanding shares of a Fund means the vote of the lesser of (i) 67% or more of the shares of a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. A Fund cannot:

  (1) borrow money except as a temporary or emergency measure and not in an amount to exceed 5% of the market value of its total assets;
  (2)    issue securities senior to its capital stock;
  (3)    act as an underwriter with respect to the securities of others;
  (4) concentrate investments in any particular industry except to the extent that its investments are concentrated exclusively in U.S. government securities, bank obligations, including obligations of foreign branches of domestic banks where the domestic parent would be unconditionally liable in the event that the foreign branch failed to pay on its instruments for any reason, and Municipal Obligations or instruments secured by such obligations;
  (5) purchase, sell or otherwise invest in real estate or commodities or commodity contracts; however, the Interstate Fund may purchase Municipal Obligations secured by interests in real estate;
  (6) lend more than 33 1/3% of the value of its total assets except to the extent its investments may be considered loans;
  (7) sell any security short or write, sell or purchase any futures contract or put or call option;
  (8) invest in voting securities or in companies for the purpose of exercising control;
  (9) invest in the securities of other investment companies except in compliance with the Investment Company Act of 1940 ("1940 Act");
  (10)   make investments on a margin basis; and
  (11) purchase or sell any securities (other than securities of the Fund) from or to any officer or Trustee of the Fund, the investment Adviser or affiliated person except in compliance with 1940 Act.

OTHER POLICIES. The Primary and Government Funds may, to increase their income, lend their securities to brokers, dealers and institutional investors if the loan is collateralized in accordance with applicable regulatory requirements (the "Guidelines") and if, after any loan, the value of the securities loaned does not exceed 25% of the value of its assets. Under the present Guidelines, the loan collateral must, on each Business Day, at least equal the value of the loaned securities plus accrued interest and must consist of cash, or securities of the U.S. government (or its agencies or instrumentalities). The Funds receive an amount equal to the interest on loaned securities and also receive negotiated loan fees, interest on securities used as collateral or interest on short-term debt securities purchased with such collateral, either of which type of interest may be shared with the borrower. The Funds may also pay reasonable finders, custodian and administrative fees. Loan arrangements made by a Fund will comply with all other applicable regulatory requirements including the rules of the New York Stock Exchange ("NYSE"), which require the borrower, after notice, to redeliver the securities within the normal settlement time of three (3) Business Days. While voting rights may pass with the loaned securities, if a material event occurs affecting an investment on loan, the loan must be called and the securities voted.

  The Primary Institutional Fund may invest in bank obligations which include certificates of deposit, bankers' acceptances, letters of credit and time deposits. A certificate of deposit is a negotiable certificate representing a financial institution's obligation to repay funds deposited with it, earning a specified rate of interest over a given period. A bankers' acceptance is a negotiable obligation of a bank to pay a draft which has been drawn on it by a customer. A time deposit is a non-negotiable deposit in a financial institution earning a specified interest rate over a given period of time. A letter of credit is an unconditional guarantee by the issuing bank to pay principal and interest on a note a corporation has issued.

  The Interstate Fund may, from time to time, invest in taxable short-term investments ("Taxable Investments") consisting of obligations backed by the full faith and credit of the U.S. government, its agencies or instrumentalities ("U.S. Governments"); deposit-type obligations, acceptances, and letters of credit of Federal Deposit Insurance Corporation member banks; and instruments fully collateralized by such obligations. Unless the Fund has adopted a temporary defensive position, no more than 20% of the net assets of the Fund will be invested in Taxable Investments at any time. The Fund may enter into repurchase agreements with regard to the taxable obligations listed above. Although the Fund is permitted to make taxable temporary investments, there is no current intention of generating income subject to federal income tax.

REPURCHASE AGREEMENTS. A repurchase agreement transaction occurs when a Fund purchases and simultaneously contracts to resell securities at fixed prices determined by the negotiated yields. Each Fund will limit repurchase agreement transactions to those domestic financial institutions and securities dealers who are deemed credit-worthy pursuant to guidelines established by the Fund's Board of Trustees. The Adviser will follow procedures intended to provide that all repurchase agreements are at least 100% collateralized as to principal and interest.

The Fund will make payment for such instruments only upon their physical delivery to, or evidence of their book-entry transfer to, the account of the Fund's Custodian. If the seller defaults on the repurchase obligation the Fund could incur a loss and may incur costs in disposing of the underlying security. A Fund will not hold more than 10% of its net assets in illiquid securities, including repurchase agreements with a term greater than seven (7) days. To assess whether repurchase agreement transactions present more than minimal credit risk, the Trustees have established guidelines and monitor the creditworthiness of all entities, including banks and broker-dealers, with which the Fund proposes to enter into repurchase agreements.

REVERSE REPURCHASE AGREEMENTS. The Primary, Government and Interstate Funds may sell securities in a reverse repurchase agreement when it is considered advantageous, such as to cover net redemptions or to avoid a premature outright sale of its portfolio securities. In a typical reverse repurchase agreement transaction, the seller (Fund) retains the right to receive interest and principal payments on the security, but transfers title to and possession of it to a second party in return for a percentage of its value. By paying back to this party the value received plus interest, the seller repurchases the transferred security. It is the Trust's policy that entering into a reverse repurchase agreement transaction will be for temporary purposes only and, when aggregated with other borrowings, may not exceed 5% of the value of the net assets of the Fund at the time of the transaction.

MUNICIPAL OBLIGATIONS (INTERSTATE FUND ONLY). Municipal bonds and municipal notes are the two major classifications of Municipal Obligations. Such obligations are generally issued to obtain funds for various public purposes, including the construction of public facilities such as airports, bridges, highways, houses, hospitals, mass transportation, schools, streets, and water and sewer works. In addition, Municipal Obligations may be issues to refund outstanding debt and obtain funds for general operating expenses.

  Municipal bonds, which are long-term instruments and generally have maturities longer than one year when issued, may be either "general obligation" or "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities, or, in some cases, from the proceeds of a special excise tax or other specific revenue source but not from the general taxing power.

  Certain kinds of industrial development bonds ("IDBs") are issued by or on behalf of the public authorities to provide funding for various privately operated industrial facilities such as warehouse, office, plant, and store facilities. IDBs are, in most cases, revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. The payment of the principal and interest on IDBs usually depends solely on the ability of the user of the facilities or other guarantor to meet its financial obligations. If there is no established secondary market for the IDBs, the IDBs or the participation interests purchased by the Interstate Fund will be supported by repurchase commitments or bank letters of credit or guarantees of banks that meet the quality criteria of the Fund and which may be exercised by the Fund to provide liquidity.

  Municipal notes are usually issued to obtain funds in anticipation of receipt of taxes, receipt of proceeds of issuances of municipal bonds or other revenue which will provide funds to repay the notes, and generally have maturities of one year or less.

  On April 20, 1988, the U.S. Supreme Court in South Carolina v. Baker, overruled an 1895 case, Pollack v. Farmers' Loan & Company which held that interest on Municipal Obligations was immune from federal taxation. As a result, proposals may be introduced before the Congress to eliminate or restrict the federal income tax exemption for interest on certain Municipal Obligations.

  The Interstate Fund may purchase securities affected by these proposals. If such proposals are enacted, the availability of Municipal Obligations by the Fund would be adversely affected. In such event, the Interstate Fund would reevaluate its investment objective and policies and submit possible changes in the structure of the Fund for the consideration of shareholders. Investors should be aware that the quantity of Municipal Obligations available for purchase by the Fund may be limited, and that factor may affect the amount of tax-exempt income which can be obtained from an investment in the Interstate Fund. Substantial reductions in the availability of tax exempt securities might also cause a reevaluation of the Fund's investment objective and policies.

  Subsequent to its purchase by the Interstate Fund, an issue of rated Municipal Obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. In the event a Municipal Obligation's rating falls below the second highest rating category of a nationally recognized statistical rating agency, the Municipal Obligation will be disposed of within five Business Days of the date the investment Adviser becomes aware of the new rating absent a finding by the Board of Trustees that the disposal of the security would not be in the best interest of the Funds. Should a rated Municipal Obligation cease to be rated, the investment Adviser will promptly reassess the credit risk of the Municipal Obligation. The ratings of Moody's and S&P represent their opinions as to the quality of the Municipal Obligations they rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

VARIABLE RATE DEMAND INSTRUMENTS (INTERSTATE FUND ONLY). Variable rate demand instruments that the Fund may purchase are tax-exempt Municipal Obligations or participation interests therein that provide for periodic adjustments in the interest rate paid and permit the holder to demand payment of the principal balance plus accrued interest upon a specified number of days' notice and, similarly, the issuer has a corresponding right to prepay upon notice.

  The variable rate demand instruments in which the Fund may invest will comply with Rule 2a-7 under the 1940 Act. The Fund will determine the variable rate demand instruments it will purchase in accordance with procedures prescribed by its Board to minimize credit risks. The Fund's investment Adviser may determine that an unrated variable rate demand instrument meets the Fund's high quality criteria if it is backed by a suitable bank letter of credit or guarantee.

  The variable rate demand instruments that the Interstate Fund may invest in include participation interests purchased from banks in variable rate tax exempt Municipal Obligations owned by banks or affiliated organizations. A participation interest gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation and provides the repurchase feature described above. Each participation is backed by an irrevocable letter of credit or guarantee of an appropriately rated bank. The Fund has the right to sell the instrument back to the bank and draw on the letter of credit on demand, after seven days' notice, for all or any part of the full principal amount of the Fund's participation interest in the bond plus accrued notice, for all or any part of the full principal amount of the Fund's participation interest in the bond plus accrued interest. Banks usually retain a service fee, a letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the Municipal Obligations over the negotiated yield at which the instrument was purchased by the Fund.

                        TRUSTEES AND EXECUTIVE OFFICERS

  ++BRUCE R. BENT, 61, President, Treasurer and Trustee, 810 Seventh Avenue, New York, NY 10019-5868.

  Mr. Bent is President, Treasurer, and Trustee of The Reserve Fund ("RF"), Reserve Institutional Trust ("RIT"), Reserve Tax-Exempt Trust ("RTET"), Reserve New York Tax-Exempt Trust ("RNYTET") and Reserve Private Equity Series ("RPES"), Director, Vice President and Secretary of Reserve Management Company, Inc. ("RMCI") and Reserve Management Corporation ("RMCI"); and Chairman and Director of Resrv Partners, Inc. ("RESRV").


  +EDWIN EHLERT, JR., 66, Trustee, 125 Elm Street, Westfield, NJ 07091.





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
  Mr. Ehlert is President and Director of Ehlert Travel Associates, Inc. (travel agency) and Ehlert Travel Associates of Florida, Inc. (travel agency), and Trustee of RF, RIT, RTET, RNYTET and RPES.

  +HENRI W. EMMET, 71, Trustee, 1535 Presidential Drive, Apt. 4A, Columbus, OH 43212.

  Mr. Emmet retired as the Managing Director of Servus Associates, Inc. in 1994 and U.S.A. Representative of the First National Bank of Southern Africa in 1996. Since 1995, Mr. Emmet has served as a Principal of Global Interaction, which provides consulting services to international banking interests. He is currently Trustee of RF, RIT, RTET, RNYTET and RPES.

  +DONALD J. HARRINGTON, C.M., 52, Trustee, St. John's University, Jamaica, NY 11439.

  The Reverend Harrington is President of St. John's University, NY, a Trustee of RF, RIT, RTET, RNYTET and RPES and a Director of the Bear Stearns Companies, Inc. since 1993.

  BRUCE R. BENT II, 32, Senior Vice President and Assistant Secretary, 810 Seventh Avenue, New York, NY 10019-5868.

  Mr. Bent joined The Reserve Funds in 1992 and is Senior Vice President and Assistant Secretary of RF, RIT, RTET, RNYTET and RPES.

  MARYKATHLEEN FOYNES, 28, Counsel and Secretary, 810 Seventh Avenue, New York, NY 10019-5868.

  Ms. Foynes is Counsel and Secretary of RF, RIT, RTET, RNYTET and RPES. Before joining The Reserve Funds in 1998, Ms. Foynes was a staff attorney at PaineWebber, Inc.

---------

+ Messrs. Ehlert, Emmet and Harrington are members of a Review Committee which performs the functions of an Audit Committee and reviews compliance procedures and practices.

++ Interested Trustee within the meaning of the 1940 Act. The members of the Board of Trustees who are not Interested Trustees, will be paid a stipend of $3,500 for each joint Board meeting that they attend and an annual fee of $16,000 for service to all of the trusts in the complex.

Under the Declaration of Trust, the Trustees and officers are entitled to be indemnified by the Trust to the fullest extent permitted by law against all liabilities and expenses reasonably incurred by them in connection with any claim, suit or judgment or other liability or obligation of any kind in which they become involved by virtue of their service as a Trustee or officer of the Trust, except liabilities incurred by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

As of May 31, 1998, Trustees and officers directly or indirectly as a group owned less than 1% of the outstanding shares of the Funds. The Trust does not pay any pension or retirement benefits.

                               COMPENSATION TABLE
                       FOR FISCAL YEAR ENDED MAY 31, 1998

                                                  AGGREGATE                           TOTAL COMPENSATION
                                                 COMPENSATION                     FROM FUND AND FUND COMPLEX
 NAME OF TRUSTEE, POSITION                        FROM FUNDS                (4 ADDITIONAL TRUSTS) PAID TO TRUSTEE
 -------------------------                        ----------                -------------------------------------
 Bruce R. Bent, President                         $     0                           $      0
 Edwin Ehlert, Jr., Trustee                       $ 2,064                           $ 30,000
 Henri W. Emmet, Trustee                          $ 2,064                           $ 30,000
 Rev. Donald J. Harrington, Trustee               $ 2,064                           $ 30,000

                      INVESTMENT MANAGEMENT, DISTRIBUTION
                            AND CUSTODIAN AGREEMENTS

INVESTMENT MANAGEMENT AGREEMENT. Reserve Management Company, Inc. ("RMCI or Advisor"), 14 Locust Place, Manhasset, NY 11030, a registered investment adviser, manages the Funds and provides them with investment advice pursuant to an Investment Management Agreement. Under the Agreement, RMCI manages the Funds' investments, including effecting purchases and sales thereof, in furtherance of each Fund's investment objective and policies, subject to overall control and direction of the Trustees. RMCI also pays all employee costs and ordinary operating costs of the Funds. For these services the Funds periodically pay RMCI a comprehensive management fee at an annual rate of 0.25% of average daily net assets. Excluded from ordinary operating costs are interest charges, taxes, brokerage fees and commissions, extraordinary legal and accounting fees and expenses, and certain operating expenses unique to the Treasurer's Trust class of shares.

  It is expected that the holders of the Treasurer's Trust shares will be wrap fee accounts, trust accounts, omnibus accounts and other accounts of smaller investors which require subaccounting and other such services. Because these additional services will be provided only to the holders of the Treasurer's Trust shares, payment for these services will be made by the Fund and charged against the average daily net assets attributable to the Treasurer's Trust shares, rather than being paid by the Adviser as part of its comprehensive management fee.

  From time to time, RMCI may waive receipt of its fees and/or voluntarily assume certain expenses of a Fund which would have the effect of lowering the Fund's expense ratio and increasing yield to investors at the time such amounts are assumed or waived, as the case may be. RMCI may also make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

  For the fiscal year ended May 31, 1998, the Adviser received management fees of $677,424 from the Trust.

  The Investment Management Agreements for the Funds were duly approved by the sole shareholder on December 18, 1996, and may be renewed annually if specifically approved by the Board of Trustees and by the vote of a majority of the Trustees who are not "interested persons" ("disinterested Trustees") cast in person at a meeting called for the purpose of voting on such renewal. The Agreements terminate automatically upon their assignment and may be terminated without penalty upon 60 days' written notice by a vote of the Board of Trustees or by vote of a majority of outstanding voting shares of a Fund or by RMCI.

DISTRIBUTION AGREEMENT. The Funds' Distributor is Resrv Partners, Inc. ("RESRV"), 810 Seventh Avenue, New York, NY 10019-5868, which is a wholly-owned subsidiary or the Adviser. The Fund has authorized the Distributor, in connection with its sale of Fund shares, to give only such information and to make only such statements and representations as are contained in the Prospectus. Sales may be made only by the Prospectus. The Distributor may offer and sell shares of the Fund pursuant to a separate Prospectus applicable to such Distributor. The Distributor is the "principal underwriter" for the Funds within the meaning of the 1940 Act, and as such acts as agent in arranging for the continuous offering of Fund shares. The Distributor has the right to enter into selected dealer agreements with brokers or other persons of its choice for the sale of Fund shares. Parties to selected dealer agreements may receive assistance payments, if they qualify for such payments, under the Distribution Plan described below. RESRV's principal business is the distribution of mutual fund shares. The Distributor has retained no underwriting commissions on the sale of Fund shares during the last three fiscal years. No distribution assistance payments were made to RESRV.

   The Distribution Agreements may be renewed annually if specifically approved by the Board of Trustees and by the vote of a majority of the disinterested Trustees cast in person at a meeting called for the purpose of voting on such approval or by the vote of a majority of the outstanding voting securities of the Fund.

DISTRIBUTION PLAN AND SERVICE PLAN. The Funds each maintain a Distribution Plan and related agreements pursuant to Rule 12b-1 under the 1940 Act, which provides that investment companies may pay distribution expenses, directly or indirectly, pursuant to a Distribution Plan adopted by the investment company's Board and approved by its shareholders. Under the Distribution Plan, each Fund makes assistance payments to brokers, financial institutions and other financial intermediaries ("payee(s)") for shareholder accounts ("qualified accounts") as to which a payee has rendered distribution assistance services to the Class C and D shares at an annual rate of 0.25% and 0.50%, respectively, of the average daily net asset value ("NAV") of all Firms' qualified accounts. Class A, B and Treasurer's Trust shares do not participate in a distribution plan. Substantially all such monies (together with significant amounts from RMCI's own resources) are paid by RMCI to Firms for their distribution assistance with any remaining amounts being used to partially defray other expenses incurred by RMCI in distributing Fund shares. In addition to the amounts required by the Distribution Plan, RMCI may, in its discretion, pay additional amounts from its resources. The rate of any additional amounts that may be paid will be based upon RESRV's and RMCI's analysis of the contribution that a Firm makes to the Fund by increasing assets under management and reducing expenses to the Fund if such services were provided directly by the Fund or other authorized persons. RESRV and RMCI will also consider the need to respond to competitive offers of others, which could result in assets being withdrawn from the Fund and an increase in the expense ratio for the Fund. RMCI may elect to retain a portion of the distribution assistance payments to pay for sales materials or other promotional activities. The Trustees have determined that there is a reasonable likelihood the Distribution Plan will benefit the Fund and its shareholders.

  The Glass-Steagall Act prohibits all entities which receive deposits from engaging to any extent in the business of issuing, underwriting, selling, or distributing securities, although national and state chartered banks are permitted to purchase and sell securities upon the order and for the account of their customers. Those persons who wish to provide assistance in the form of activities not primarily intended to result in the sale of Fund shares (such as administrative and account maintenance services) may include banks, upon advice of counsel that they are permitted to do so under applicable laws and regulations, including the Glass-Steagall Act. In such event, no preference will be given to securities issued by such banks as investments and the assistance payments received by such banks under the Distribution Plan may or may not compensate the banks for their administrative and account maintenance services for which the banks may also receive compensation from the bank accounts they service. It is Fund management's position that payments to banks pursuant to the Distribution Plan for activities not primarily intended to result in the sale of Fund shares, such as administrative and account maintenance services, do not violate the Glass-Steagall Act. However, this is an unsettled area of the law and if a determination contrary to management's position is made by a bank regulatory agency or court such payments will be terminated and any shares registered in the bank's name, for its underlying customer, will be registered in the name of that customer. Financial institutions providing distribution assistance or administrative services for the Fund may be required to register as securities dealers in certain states.

  Under the Distribution Plan, the Fund's Controller or Treasurer reports quarterly the amounts and purposes of assistance payments. During the continuance of the Distribution Plan the selection and nomination of the disinterested Trustees are at the discretion of the disinterested Trustees currently in office.

  During the fiscal year ended May 31, 1998, $0 was paid under the Plan by the Fund. Any such payments are intended to benefit the Fund by maintaining or increasing net assets to permit economics of scale in providing services to shareholders and to contribute to the stability of such shareholder services. During the fiscal year ended May 31, 1998, substantially all payments made by the Fund were to brokers or other financial institutions and intermediaries for share balances in the Fund. The Distribution Plan and related agreements were duly approved by shareholders and may be terminated at any time by a vote of a majority of the outstanding voting securities of each portfolio or by vote of the disinterested Trustees. The Plan and related agreements may be renewed from year to year, or amended, if approved by a vote of the majority of the Board of Trustees, and by a vote of a majority of the disinterested Trustees cast in person at a meeting called for the purpose of voting on such renewal or amendment. The Distribution Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Distribution Plan must be approved by a vote of the Board of Trustees and of the disinterested Trustees, cast in person at a meeting called for the purpose of such vote.

   Under the Service Plan, each Fund may pay Firms a service fee at an annual rate of up to 0.25% of the average daily net asset value of such Fund's Class B, Treasurer's Trust, Class C and D shares owned by investors for which such Firm provides personal services, including maintaining shareholder accounts, responding to inquiries, providing information about investments and providing certain other services. Class A shares do not participate in the Service Plan.

  CUSTODIAL SERVICES AND INDEPENDENT ACCOUNTANT. The Chase Manhattan Bank, 4 New York Plaza, New York, NY 10004 is Custodian of the Funds' securities and cash pursuant to a Custodian Agreement as well as, Custodial Trust Co., 28 West State Street, Trenton, NJ 08608 (excluding Interstate Fund). The Bank of New York, 48 Wall Street, New York, NY 10015 is a Custodian for the Funds for limited purposes in connection with certain repurchase agreements. PricewaterhouseCoopers, LLP, 1301 Avenue of the Americas, New York, NY 10019 is the Funds' independent accountant.

             PORTFOLIO TURNOVER, TRANSACTION CHARGES AND ALLOCATION

  As investment securities transactions made by the Funds are normally principal transactions at net prices, the Fund does not normally incur brokerage commissions. Purchases of securities from underwriters involve a commission or concession paid by the issuer to the underwriter and aftermarket transactions with dealers involve a spread between the bid and asked prices.

  The Funds' policies of investing in debt securities maturing within one year, and the Interstate Fund's policy of investing in debt securities maturing within 13 months, results in high portfolio turnover. However, because the cost of these transactions is minimal, high turnover does not have a materially adverse effect upon the NAV or yield of the Fund.

  Subject to the overall supervision of the Officers of the Fund and the Board of Trustees, RMCI places all orders for the purchase and sale of the Funds' investment securities, and in general, will seek to obtain prompt and reliable execution of orders at the most favorable prices and yields. In determining best price and execution, RMCI may take into account a dealer's operational and financial capabilities, the type of transaction involved, the dealer's general relationship with RMCI, and any statistical, research, or other services provided by the dealer to RMCI. To the extent such non-price factors are taken into account the execution price paid may be increased, but only in reasonable relation to the benefit of such non-price factors to the Fund as determined by RMCI. Brokers or dealers who execute investment securities transactions may also sell shares of the Fund; however, any such sales will be neither a qualifying nor disqualifying factor in the selection of brokers or dealers.

  When orders to purchase or sell the same security on identical terms are simultaneously placed for the Fund and other investment companies managed by RMCI, the transactions are allocated as to amount in accordance with each order placed for each Fund. However, RMCI may not always be able to purchase or sell the same security on identical terms for all investment companies affected.

                         SHARES OF BENEFICIAL INTEREST

  The Declaration of Trust permits the Trust to issue an unlimited number of full and fractional shares of beneficial interest, and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Funds. If they deem it advisable and in the best interests of shareholders, the Trustees may classify or reclassify any unissued shares of the Fund by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms and conditions of redemption of the stock. Any changes would be required to comply with any applicable state and Federal securities laws. These currently require that each class be preferred over all other classes in respect to assets specifically allocated to such class. It is anticipated that under most circumstances, the rights of any additional classes would be comparable, unless otherwise required, to respond to the particular situation. Upon liquidation of the Fund, shareholders are entitled to share, pro rata, in the net assets of their respective portfolios available for distribution to such shareholders. It is possible, although considered highly unlikely in view of the method of operation of mutual funds, that should the assets of one class of shares be insufficient to satisfy its liabilities, the assets of another class could be subject to claims arising from the operations of the first class of shares. No changes can be made to the Funds' issued shares without shareholder approval.

  Each Fund share, when issued, is fully paid, non-assessable (except as set forth below), and fully transferable or redeemable at the shareholder's option. Each share has an equal interest in the net assets of the respective Fund, equal rights to all dividends and other distributions, and one vote for all purposes. Shares of all classes vote together for the election of Trustees and have noncumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Trustees could elect all Trustees if they so choose, and in such event the holders of the remaining shares could not elect any person to the Board of Trustees.

  Under Massachusetts law, the shareholders and trustees of a business trust can be personally liable for the Funds' obligations unless, as in this instance, the Declaration of Trust provides, in substance, that no shareholder or trustee shall be personally liable for the Fund's, and each investment portfolio's, obligations to third parties, and requires that every written contract made by a Fund contain a provision to that effect. The Declaration of Trust also requires the Fund to indemnify its shareholders and Trustees against such liabilities and any related claims or expenses.

  The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

  Regulations of the SEC provide that if a class is separately affected by a matter requiring shareholder vote (election of Trustees, ratification of independent auditor selection, and approval of an underwriting agreement are not considered to have such separate effect and may be voted upon by the shareholders of the Fund as a whole), each class will vote separately. Approval of the Investment Management Agreement, material amendments to the Plan of Distribution, and changes in the fundamental policies of the Fund requires approval by a majority of the affected shareholders. For this purpose a "majority" is constituted by either 50 percent of all shares voting as a group or 67 percent of the shares voted as a group at an annual meeting of shareholders at which at least 50 percent of the shares of each group are represented.

  Set forth below is certain information as to persons who owned 5% or more of the outstanding shares of the Primary Institutional Fund and the U.S. Government Institutional Fund as of June 30, 1998:

                  PRIMARY INSTITUTIONAL FUND TREASURER'S TRUST

 NAME AND ADDRESS                    % OF SHARES            NATURE OF OWNERSHIP
 ----------------                    -----------            -------------------
 Private Value Fund II, L.P.             11.7%                     Record
 3003 Tamiami Train N.
 Napes, FL 34103

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASES AND REDEMPTIONS THROUGH OTHERS. Share purchases and redemptions may also be made through brokers and financial institutions ("Firms") who may provide varying arrangements for their clients as well as providing other investment or administrative services. Some of these Firms participate in the Fund's Plan of Distribution ("Plan") under which payments are made for distributing Fund shares or other assistance to the Fund.

  IF SHARES OF THE FUND ARE PURCHASED BY CHECK OR RESERVE AUTOMATIC TRANSFER, THE FUND MAY DELAY TRANSMITTAL OF REDEMPTION PROCEEDS UNTIL SUCH TIME AS IT HAS ASSURED ITSELF THAT GOOD PAYMENT HAS BEEN COLLECTED FOR THE PURCHASE OF SUCH SHARES, WHICH WILL GENERALLY BE UP TO 10 BUSINESS DAYS.

  Redemption payments will normally be made by check or wire transfer but the Funds are authorized to make payment of redemptions partly or wholly in kind (that is, by delivery of investment securities valued at the same time as the redemption net asset value is determined). The Funds have elected to permit any shareholder of record to make redemptions wholly in cash to the extent the shareholder's redemptions in any 90 day period do not exceed the lesser of $250,000 or 1% of the net assets of the respective Fund. The election is irrevocable pursuant to rules and regulations under the 1940 Act unless withdrawal is permitted by order of the SEC. Redemptions in kind are further limited by each Fund's practice of holding instruments typically with a minimum value of $1,000,000 and its intention to redeem in kind only when necessary to reduce a disparity between amortized cost and market value. In disposing of such securities, an investor might incur transaction costs and on the date of disposition might receive an amount less than the net asset value of the redemption.

NET ASSET VALUE. Shares are offered at their NAV which is calculated at the close of each Business Day as defined in the Prospectus. The NAV is not calculated on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Columbus Day, Thanksgiving Day, Christmas Day and any days the NYSE is closed for trading and regional bank holidays. It is the policy of each Fund to maintain a stable NAV per share of $1.00, although this share price is not guaranteed.

  The NAV per share of each Fund is determined by adding the value of all of the Fund's securities, cash and other assets, subtracting its liabilities, and dividing the result by the number of its shares outstanding. The Board of Trustees has determined the most practical method currently available for valuing investment securities is the amortized cost method. This procedure values a purchased security at cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium and accrual of interest income, irrespective of intervening changes in interest rates or security market values.

  In order to maintain a $1.00 share price the Fund will utilize the following practices: maintain a dollar-weighted average portfolio maturity of 90 days or less; purchase only instruments having remaining maturities of 397 days or less; and invest only in securities determined by the Board of Trustees to be of high quality with minimal credit risk. In addition, such procedures are reasonably designed, taking into account current market conditions and the investment objective of the Fund, to attempt to maintain its net asset value as computed for the purpose of sales and redemptions at $1.00 per share. Such procedures will include periodic review by the Trustees, at such intervals as they may determine reasonable, to ascertain the extent of any difference in the NAV of a Fund from $1.00 a share determined by valuing its assets at amortized cost as opposed to valuing them based on market factors. If the deviation exceeds 1/2 of one percent, the Trustees will promptly consider what action if any should be initiated. If they believe that the deviation may result in material dilution or other unfair results to shareholders, the Trustees have undertaken to apply appropriate corrective remedies which may include the sale of a Fund's assets prior to maturity to realize capital gains or losses or to shorten the average maturity of the Fund, withholding dividends, redemption of shares of the Fund in kind, or reverting to valuation based upon market prices and estimates.

SHAREHOLDER SERVICE POLICIES. The Fund's policies concerning the shareholder services are subject to change from time to time. The Fund further reserves the right to impose special service charges for services provided to individual shareholders generally including, but not limited to, fees for returned checks, stop payment orders on official checks and shareholder checks, and special research services. The Fund's standard service charges as described in the Prospectus are also subject to adjustment from time to time. In addition, the Fund reserves the right to increase its minimum initial investment amount at any time.

CREDITING OF INVESTMENTS. The Funds will only give credit for investments in the Funds on the day they become available in Federal Funds which is normally within one or two days of receipt. A Federal Reserve wire system transfer ("Fed wire") is the only type of wire transfer that is reliably available in federal funds on the day sent. For a Fed wire to receive same day credit, the Fund must be notified before 2:00 PM (New York time) (11:00 AM New York time for the Treasury and Interstate Funds) of the amount to be transmitted and the account to be credited and the amount received at its bank by 3:00 PM (New York time).

  The Funds reserve the right to reject any investment in the Funds for any reason and may at any time suspend all new investment in the Funds.

  IF THE WIRE FOR PURCHASE OF SHARES IS NOT RECEIVED BY THE FUND, THE SHARE PURCHASE MAY BE CANCELED OR REDEEMED IMMEDIATELY. THE INVESTOR WHO GAVE NOTICE OF THE INTENDED WIRE WILL BE HELD FULLY RESPONSIBLE FOR ANY LOSSES INCURRED BY THE FUND, THE INVESTMENT ADVISER OR THE DISTRIBUTOR. THE FUND MAY REDEEM SHARES FROM ANY ACCOUNT REGISTERED IN THAT PURCHASER'S NAME AND APPLY THE PROCEEDS THEREFROM TO THE PAYMENT OF ANY AMOUNTS DUE THE FUND.

SHARE CERTIFICATES. Share certificates are not issued by the Trust.


                            DISTRIBUTIONS AND TAXES


PRIMARY, GOVERNMENT AND TREASURY FUNDS. Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 , as amended ("the Code"), so long as such qualification is in the best interests of shareholders. In order to qualify as a regulated investment company under the Code, each Fund must, among other things, in each fiscal year distribute at least 90 percent of its investment company taxable income (which includes, among other items, interest income and net short-term capital gains in excess of net long-term capital losses) and its net tax-exempt interest income to shareholders; derive at least 90 percent of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; and meet certain diversification requirements.

  As regulated investment companies, the Funds generally will not be subject to U.S. federal income tax on the taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses) that they distribute. The Funds intend to distribute all of their investment company taxable income and net capital gains, if any, and, therefore, do not expect to pay federal income tax. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending on October 31 of each calendar year, and (3) any ordinary income and capital gains for previous years that was not distributed during those years. A distribution, including an "exempt-interest dividend," will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which they are received. Dividends paid out of a Fund's investment company taxable income will be taxable to shareholders as ordinary income. Because no portion of a Fund's income will be comprised of dividends from domestic corporations, none of the income distributions from a Fund will be eligible for the 70% deduction for dividends received by corporations. Distributions of net capital gains, if any, designated as capital gain dividends, are taxable to individual shareholders at the applicable 20% or 28% capital gains rate, regardless of how long the shareholder has held the relevant Fund's shares, and are not eligible for the dividends-received deduction.

  Upon the sale or other disposition of shares of a Fund, in the event that the Fund does not maintain a constant NAV, per share, a shareholder may realize a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares of a Fund held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

  Investments by a Fund in zero coupon or other discount securities (other than tax-exempt discount securities) will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the "original issue discount") for the period that the securities are held, even though the Fund receives no cash interest payments. This income is included in determining the amount of income which the Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the 4% excise tax.

  Gains derived by a Fund from the disposition of any market discount bond (i.e., bonds purchased at other than original issue, where the face value of the bonds exceeds their purchase price), including tax-exempt market discount bonds, held by the Fund will be taxed as ordinary income to the extent of the accrued market discount on the bonds, unless the Fund elects to include the market discount in income as it accrues.

  A Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders generally are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability. THE TREASURY FUND intends to invest only in U.S. Government securities that, in many states, provide interest income exempt from state and local personal income taxes, but may invest up to 5 percent of its assets in taxable repurchase agreements pending the investment of uninvested cash. Distributions attributable to net capital gains, if any, are generally subject to state and local taxes. It is possible that a state or local taxing authority may currently or in the future seek to tax an investor on a portion of the interest income of an obligation held by the Treasury Fund.

  Dividends derived from investment company taxable income, including distributions from net realized short-term securities gains, paid by a Fund with respect to Fund shares beneficially owned by a foreign person generally are subject to U.S. nonresident withholding taxes at a rate of 30%, unless the foreign person claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by the Fund with respect to Fund shares beneficially owned by a foreign person generally will not be subject to any U.S. withholding tax. However, such distributions may be subject to 31% backup withholding, as described in Prospectus, unless the foreign person certifies his non-U.S. residency status.

THE INTERSTATE FUND. The Fund intends to qualify to pay "exempt-interest dividends" to its shareholders. To so qualify, at the close of each quarter of its taxable year, at least 50% of the value of its total assets must consist of Municipal Obligations. Properly designated exempt-interest dividends distributed to shareholders are not includable in the shareholder's gross income for federal income tax purposes. Distributions of net investment income received by the Fund from investments in debt securities other than Municipal Obligations and any net realized short-term capital gains distributed by the Fund will be taxable as ordinary income. Distributions of net long-term capital gains, if any, will be taxable to individual shareholders at applicable 20% or 28% capital gains rate, regardless of how long a shareholder has held the Fund's shares. Shareholders will be advised annually as to the federal income tax consequences of distributions made during the year.

  In the event the Fund should hold certain private activity bonds, shareholders must include as an item of tax preference, the portion of dividends paid by the Fund that is attributable to interest on such bonds in their federal alternative minimum taxable income for purposes of determining any liability for the alternative minimum tax applicable to individuals and corporations. Shareholders receiving Social Security and certain railroad retirement benefits should note that exempt-interest dividends will be taken into account in determining the taxability of such benefits.

  With respect to a shareholder who received exempt-interest dividends on shares held for less than six months, any loss on the sale or exchange of such shares will, to the extent of the amount of such exempt-interest dividends, be disallowed.

  A shareholder may not deduct that portion of interest in indebtedness incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends (such as those of the Fund) which bears the same ratio to the total dividends (excluding capital gains dividends) received by the shareholder. In addition, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to such purchase.

  Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by industrial development bonds should consult their tax advisers before purchasing shares of the Fund. The term "substantial user" generally includes any "non-exempt person" who regularly uses in his or her trade or business a part of a facility financed by industrial development bonds. Generally, an individual will not be a "related person" of a substantial user unless the person or his or her immediate family owns directly or indirectly in the aggregate more than 50% equity interest in the substantial user.

ALL FUNDS. Statements as to the tax status of each investor's dividends and other distributions will be mailed annually. The annual statements will set forth the dollar amount of income subject to federal tax. Distributions will be reported under more than one tax identification number only if a separate account is established for each number.

  Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. In many states, Fund distributions which are derived from interest on certain U.S. Government obligations are exempt from taxation. Shareholders are advised to consult with their tax advisers regarding the particular tax consequences to them of an investment in the Fund.

                                   FUND YIELD

  The current yield of a Fund may differ from its effective yield and annualized dividends.

  Current yield is calculated by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by a fraction having 365 in the numerator and the number of days in the base period in the denominator. The current yield stated in the prospectus utilizes a seven
(7) day base period. Net change in account value must reflect (i) the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares; and (ii) any recurring fees charged to all shareholder accounts, in proportion to the length of the base period and the Fund's average or median account size. Net change in account value must exclude realized gains or losses and unrealized appreciation or depreciation.

  Effective yield is computed by adding one to the current yield, raising the sum to a power equal to 365 divided by (days), and subtracting one from the result according to the following formula: Effective Yield = [(Base Period Return +1) 365/7]-1. Effective annual yields are a representation of the effective annual rate of return produced by the monthly compounding of Fund dividends. Taxable equivalent yield is computed by dividing either current or effective yield by a denominator equal to one minus a stated income tax rate according tot he following formula: Taxable Equivalent Yield = Current or Effective Yield/(1-Income Tax Rate).

  Yield information may be useful in reviewing the performance of each Fund, but because of fluctuations, it may or may not provide a basis for comparison with bank deposits, other money-market funds or bank accounts which have fluctuating share values, or other investments which pay a fixed yield for a stated period of time, such as Treasury bills, bank certificates of deposit, savings certificates and NOW accounts. When making comparisons, the investor should also consider the quality and maturity of the portfolio securities of the various money-market funds. An investor's principal is not guaranteed by each Fund, nor is it insured by a governmental agency.

                        RESERVE CASH PERFORMANCE ACCOUNT

  The Reserve Cash Performance Account ("CPA") provides a comprehensive package of additional services to investors in the Interstate Fund. Reserve CPA is a check arrangement with Bank One, Columbus, NA or the Chase Manhattan Bank whereby checks are issued to Reserve shareholders which may be used to redeem shares in their account in any amount. If a bank accepts a check, it will be paid in the order received by redemption of shares from the investor's Reserve account. Any check in an amount exceeding the Reserve account balance will be returned to the payee. Reserve CPA checks can be used in the same manner as any other bank checks. Paid checks will not be returned but complete information on such paid checks will be provided monthly.

  A VISA Gold Check Card (a debit card) is also available. The VISA card functions exactly as does a conventional VISA credit card except that the cardholder's Reserve account is automatically charged for all purchases and cash advances, thus eliminating the usual monthly finance charges. As with the checking facility, VISA charges are paid by liquidating shares in the Reserve Fund account, but any charges that exceed the balance will be rejected. VISA card issuance is subject to credit approval. Reserve, VISA or the bank may reject any application for checks or cards and may terminate an account at any time. Conditions for obtaining a VISA Check Card may be altered or waived by the Funds either generally or in specific instances. Checks and VISA cards are intended to provide investors with easy access to their account balances.

  A Fund will charge a non-refundable annual CPA plus service fee (currently $60 which may be charged to the account at the rate of $5 monthly). Participants will also be charged for specific costs incurred in placing stop payment orders, obtaining check copies and in processing returned checks. These charges may be changed at any time upon 30 days' notice. In addition, broker/dealers or other financial institutions in the CPA program may charge their own service fees in addition to the annual fee.

  VISA cardholders may be liable for the unauthorized use of their card up to the amount set by governing Federal regulations, currently $50 if the Fund or the bank is not notified of the theft or loss within two (2) Business Days. Participants should refer to the VISA Account Shareholder Agreement for complete information regarding responsibilities and liabilities with respect to the VISA Gold card. If a card is lost or stolen, the cardholder should report the loss immediately by telephoning the issuing bank, currently BankOne at 614-248-4242 which can be reached 24 hours a day, seven days a week or the Funds at 800-631-7784 or 212-977-9880 during normal business hours (9:00 A.M. to 5:00 P.M., New York time). The use of checks and cards by participants will be subject to the terms of your Reserve CPA Application and VISA Account Shareholder Agreement.

                                    RATINGS

  The following are the rating designations of short-term instruments and their respective meanings.

STANDARD & POOR'S CORPORATION. A-1: This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

MOODY'S INVESTORS SERVICE, INC. Prime-1 (P1): Issuers rated P1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. P1 repayment will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternative liquidity.

DUFF & PHELPS CREDIT RATING CO. Duff-1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor. Those issues determined to have the highest certainty of timely payment and whose safety is just below risk-free U.S. Treasury short-term obligations will be denoted with a plus (+) sign designation. Those issues determined to have a high certainty of timely payment and whose risk factors are very small will be denoted with a minus (-) sign designation.

FITCH IBCA. F1: This designation indicates a very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F1+". Those issues determined to possess an exceptionally strong credit quality will be denoted with a plus (+) sign designation. Issues assigned the rating of F1+ are regarded as having the strongest degree assurance for timely payment.

TAX-EXEMPT BOND RATINGS. The highest ratings for municipal bonds are Aaa or Aa if rated by Moody's Investor Services, Inc. ("Moody's") and AAA or AA if rated by Standard & Poor's Corporation ("S&P"). Such bonds are judged to be of high quality and are not considered speculative. Bonds rated A by Moody's are considered to possess many favorable investment attributes and are to be considered as upper medium grade obligations. Such bonds have factors giving security to principal and interest that are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Debt rated A by S&P is considered to have a strong capacity to pay interest and repay principal although it is more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

TAX-EXEMPT PAPER RATINGS. Moody's tax-exempt paper rating are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of twelve months. The highest quality obligations are rated "Prime". Issuers rated Prime-1 have superior ability for repayment of senior short-term debt obligations. Issuers rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. Moody's employs the following two designations, all judged to be investment grade, to indicate the relative repayment capacity of rated short-term issuers: MIG-1/VMIG-1, Best Quality and MIG-2/VMIG-2, High Quality. The designation of MIG-1/VMIG-1 indicates there is strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing. The designation of MIG-2/VMIG-2 indicates margins of protection ample although not so large as in MIG-1/VMIG-1.

  S&P's tax-exempt paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The highest quality obligations are rated "A". Issues assigned "A" ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with designations to indicate the relative degree of safety. The two top such designations are 1 and 2. The "A-1" designation indicates that the degree of safety regarding timely payment is strong. The "A-2" designation indicates that capacity for timely payment is satisfactory. Municipal note ratings by S&P are preceded by the designation SP. Those issues determined to possess overwhelming safety characteristics are designated SP-1+. Municipal notes designated SP-1 are considered to have a very strong or strong capacity to pay principal and interest. Municipal notes designated SP-2 are considered to have a satisfactory capacity to pay principal and interest.

            RESERVE INSTITUTIONAL TRUST - PRIMARY INSTITUTIONAL FUND
                     STATEMENT OF NET ASSETS - MAY 31, 1998

 NEGOTIABLE BANK
 CERTIFICATES OF                                                   %            DAYS TO            VALUE
 DEPOSIT - 47.34%                                                RATE          MATURITY          (NOTE 1)
 ----------------                                                ----          --------          --------
 ABN-AMRO Bank N.V. (a)                                          5.53             15         $  9,026,268
 Canadian Imperial Bank of Commerce (b)                         5.535             23            9,015,221
 Chase Manhattan Bank                                            5.55              4            9,006,938
 Crestar Bank                                                   5.555             36            9,015,276
 Deutsche Bank AG (a)                                            5.54             19            9,018,005
 Dresdner Bank AG (b)                                            5.54             29            8,004,924
 Harris Trust and Savings Bank                                   5.53             11            9,029,033
 Mellon Bank, N.A.                                               5.57              3            9,083,550
 SouthTrust Bank of Alabama, N.A.                                5.57             36            9,036,205
 Westdeutsche Landesbank Girozentrale (b)                        5.57             36            8,048,273
                                                                                             ------------
 Total Negotiable Bank Certificates of Deposit                                                 88,283,693




 PROMISSORY NOTES - 14.45%
 -------------------------

 Commerzbank U.S. Finance, Inc. (c)                              5.51             22            8,971,073
 Hypo U.S. Finance, Inc. (c)                                    5.505              8            8,990,366
 Societe Generale North America, Inc. (c)                        5.50             17            8,978,000
                                                                                             ------------
 Total Promissory Notes                                                                        26,939,439



 REPURCHASE
 AGREEMENTS - 38.09%
 -------------------

 GNMA 7% due 7/15/27 (Repo with Bear, Stearns &
 Co. Inc. dated May 29, 1998, resale amount
 $30,014,075)                                                    5.63              1           30,014,075

 FMAR due 10/2/24 and FNAR due 2/1/27 to 4/1/34
 (Repo with DLJ Securities Corporation dated May
 29, 1998, resale amount $16,507,741)                            5.63              1           16,507,741

 TRIN 3.375% due 1/15/07 (Repo with Prudential
 Securities Inc. dated May 29, 1998, resale amount
 $24,511,351)                                                    5.56              1           24,511,351
                                                                                             ------------
 Total Repurchase Agreements (Cost $71,000,000)                                                71,033,167
                                                                                             ------------


 Primary Institutional Fund Investments - (99.88%)
 (Cost $185,870,636)                                                                          186,256,299
 Other assets, less liabilities - (.12%)                                                          232,177
                                                                                             ------------
 NET ASSETS (100%) equivalent to $1.00 net asset
 value, offering and redemption prices per share
 based on 186,488,476 shares of beneficial interest
 $.001 par value outstanding                                                                 $186,488,476
                                                                                             ============




 CLASSES                    NET ASSETS          SHARES OUTSTANDING     NAV
 Class A                    $  4,412,016          4,412,016             $  1.00
 Class B                    $ 10,376,245         10,376,245             $  1.00
 Class Treasurer's Trust    $171,700,215        171,700,215             $  1.00

 NEGOTIABLE BANK
 CERTIFICATES OF                                                  %           DAYS TO            VALUE
 DEPOSIT - 47.34%                                               RATE         MATURITY          (NOTE 1)
 ----------------                                               ----         --------          --------
AGREEMENTS - 98.19%
GNMA 5% due 11/20/27 (Repo with Goldman
Sachs & Co. dated May 28, 1998, resale amount $3,102,368)       5.50               2         $3,101,895

GNMA 5% due 5/20/28 (Repo with Prudential
Securities Inc. dated May 29, 1998, resale amount
$2,801,276)                                                     5.47               1          2,801,276

GNMA 6.50% due 10/15/27 (Repo with Salomon
Smith Barney Inc. dated May 27, 1998, resale
amount $3,002,760)                                              5.52               2          3,002,300
                                                                                             ----------
Total Institutional Government Fund Investments -
(Cost $8,900,000)                                                                             8,905,471

Other assets, less liabilities - (1.81%)                                                        163,959
                                                                                             ----------

NET ASSETS (100%) equivalent to $1.00 net
Asset value, offering and redemption prices
per share based on 9,069,430 shares of
beneficial interest $.001 par value
outstanding                                                                                  $9,069,430
                                                                                             ==========




 CLASSES                          NET ASSETS              SHARES OUTSTANDING         NAV
 Class B                          $5,808,080                  5,808,080             $ 1.00
 Class Treasurer's Trust          $3,261,350                  3,261,350             $ 1.00

(a) Eurodollar Certificates of Deposit - London Branch, United Kingdom
(b) Yankee Certificates of Deposit
(c) Collateralized by Bank Letter of Credit

GNMA = Government National Mortgage Association Mortgage-Backed Pass-Through
       Securities

FMAR = Federal Home Loan Mortgage Corporation (FHLMC) Adjustable Rate
       Mortgage-Backed Pass-Through Participation Certificates

FNAR = Federal National Mortgage Association (FNMA) Adjustable Rate
       Mortgage-Backed Pass-Through Securities

TRIN = U.S. Treasury STRIPS

     RESERVE INSTITUTIONAL TRUST - INTERSTATE TAX-EXEMPT INSTITUTIONAL FUND
                     STATEMENT OF NET ASSETS - MAY 31, 1998

 NEGOTIABLE BANK
 CERTIFICATES OF                                                                %            DAYS TO            VALUE
 DEPOSIT - 47.34%                                                             RATE          MATURITY          (NOTE 1)
 ----------------                                                             ----          --------          --------
 ALABAMA - 3.59%
 Pell City IDA  for General Signal Corporation, 3.90% (a)                    10/1/2000         500             503,379

 ARIZONA - 7.15%
 Apache IDA for Tucson Electric Power Company, 3.90% (a)                    12/15/2018         500             500,910
 Pima IDA PCR for Tucson Electric Project, 3.85% (a)                         10/1/2022         500             501,682

 CALIFORNIA - 3.57%
 Grand Terrace Community Redevelopment Agency, 4.40% (a)                     12/1/2011         500             501,572

 COLORADO - 7.16%
 Englewood HCF for SW Medical Professional Ltd. Series 85, 4.20% (a)         12/1/2010         500             501,438
 Eagle Revenue Bonds for Smith Creek Metro District, 3.75% (a)               10/1/2035         500             503,293


 FLORIDA - 7.17%
 Boca Raton IDA for Parking Garage Project, 4.075% (a)                       12/1/2014         500             505,074
 St. Lucie PCR for Florida Power & Light , 3.95% (a)                          1/1/2026         500             501,592

 KENTUCKY - 7.22%
 Ohio County PCR for Big River Electric Corporation, 4.35% (a)                6/1/2013         500             510,590
 Ohio County PCR for Big River Electric Corporation Project
      Series 1985, 4.50%(a)                                                  10/1/2015         500             501,932

 MARYLAND - 3.57%
 Baltimore IDA for Mayor and City Counsel Project, 4.50% (a)                  8/1/2016         500             501,579

 MICHIGAN -  7.17%
 Jackson EDC for Thrifty Leoni Inc. Project, 3.825% (a)                      12/1/2014         500             504,811
 Michigan Job Development Authority, 4.10% (a)                                1/1/2004         500             501,741

 MINNESOTA - 3.58%
 New Ulm Commercial Development Authority for Rob Bradley
      Project Series 97, 4.10% (a)                                           10/1/2011         500             501,772

 MISSOURI - 3.59%
 Cole IDA for Modine Manufacturing Series 85, 4% (a)                         12/1/2015         500             503,502

 NEW JERSEY - 3.60%
 New Jersey EDA for Volvo of America Corp., 4.246% (a)                       12/1/2004         500             505,050

 NEW YORK - 5.72%
 New York City GOB Series E2, 4% (a)                                          8/1/2020         500             501,603
 New York City GOB Series E6, 4% (a)                                          8/1/2019         300             300,960

 NORTH DAKOTA - 3.58%
 Minot IDR for Nash-Finch Project Series 93, 4.20% (a)                       12/1/2002         500             501,784

 OHIO - 3.58%
 Toledo Special Obligation Assessment Notes, 3.90%                           12/1/1998         500             501,660

 NEGOTIABLE BANK
 CERTIFICATES OF                                                     %            DAYS TO            VALUE
 DEPOSIT - 47.34%                                                  RATE          MATURITY          (NOTE 1)
 ----------------                                                  ----          --------          --------
 OKLAHOMA - 3.59%
 Oklahoma IDA for Christian College, 4.625% (a)                    7/1/2015         500            503,731

 PENNSYLVANIA - 7.16%
 Allegheny University Project Series 85, 3.60% (a)                 7/1/2015         500            503,168
 Northeastern HEF Wyoming Valley HCS Revenue Bonds, 3.85% (a)      1/1/2024         500            501,652

 TENNESSEE - 3.57%
 Chattanooga IDA for Baylor School Project, 3.90% (a)             11/1/2016         500            501,659

 TEXAS - 3.58%
 Harris HFC for Greater Houston Project, 3.85% (a)                11/1/2025         500            501,682

 UTAH - 3.57%
 Salt Lake City HFA for Parkview Plaza Project, 3.95% (a)         12/1/2014         500            501,394

 WASHINGTON - 3.58%
 Port of Seattle DAI for Douglas Management Corporation,          12/1/2005         500            501,711
 3.95% (a)

 WISCONSIN - 3.57%
 Green Bay IDA for St. Mary Cement Company Ltd., 4% (a)           11/1/2000         500            501,419
                                                                                               -----------

 Total Interstate Institutional Fund Investments (98.87%) Cost
 $13,800,000)                                                                                   13,872,340
 Other assets, less liabilities (1.13%)                                                            158,596
                                                                                               -----------
 NET ASSETS (100%) equivalent to $1.00 net asset value,
 offering
 and redemption prices per share on 14,030,936 shares of
 beneficial interest of $.001 par value outstanding.                                           $14,030,936
                                                                                               ===========



 CLASSES                         NET ASSETS             SHARES OUTSTANDING              NAV
 -------                        -----------          ---------------------             ----
 Class Treasurer's Trust        $14,030,936                14,030,936                  $ 1.00

(a) The interest rate is subject to change periodically. The rates shown were in effect at May 31, 1998. Securities payable on demand are collateralized by bank letters of credit or other bank credit agreements.

SECURITY TYPE ABBREVIATIONS:

   DAI - Development Authority Industrial Development Refunding Bonds EDA - Economic Development Authority Revenue Bonds
   EDC - Economic Development Corporation
   GOB - General Obligation Bonds
   HCF - Health Care Facility
   HCS - Health Care Systems, Inc.
   HEF - Health and Educational Facilities Revenue Bonds
   HFA - Health Facilities Authority Revenue Bonds
   HFC - Housing Finance Corporation
   IDA - Industrial Development Authority Revenue Bonds
   IDR - Industrial Development Agency Revenue Bonds
   PCR - Pollution Control Revenue Bonds

                          RESERVE INSTITUTIONAL TRUST
                            STATEMENT OF OPERATIONS
                            YEAR ENDED MAY 31, 1998

                                                 PRIMARY              U.S. GOVERNMENT            TAX-EXEMPT
                                              INSTITUTIONAL            INSTITUTIONAL           INSTITUTIONAL
                                              -------------            -------------           -------------
 INTEREST INCOME (Note 1)                  $    6,765,370             $   141,899               $ 28,961
                                           --------------             -----------               --------
 EXPENSES (Note 2)
     Comprehensive fee
      Class A                                      25,898                       0                      0
      Class B                                      64,601                  10,668                      0
      Class Treasurer's Trust                     570,571                   1,325                  4,361
                                            -------------             -----------               --------
     Total Expenses                               661,070                  11,993                  4,361
                                            -------------             -----------               --------

 NET INVESTMENT INCOME                     $    6,104,300             $   129,906               $ 24,600
                                           ==============             ===========               ========





                       SEE NOTES TO FINANCIAL STATEMENTS.

                          RESERVE INSTITUTIONAL TRUST
                      STATEMENTS OF CHANGES IN NET ASSETS




                                                                                     U.S. GOVERNMENT              TAX-EXEMPT
                                               PRIMARY INSTITUTIONAL                  INSTITUTIONAL              INSTITUTIONAL
                                               ---------------------                  -------------              -------------
                                                                                   SEPTEMBER 15, 1997             MAY 13, 1998
                                                                                    (COMMENCEMENT OF            (COMMENCEMENT OF
                                            YEAR ENDED          YEAR ENDED        OPERATIONS) THROUGH         OPERATIONS) THROUGH
                                           MAY 31, 1998        MAY 31, 1997           MAY 31, 1998              MAY 31, 1998
                                           ------------        ------------           ------------              ------------

 INCREASE (DECREASE) IN NET ASSETS
   FROM INVESTMENT OPERATIONS:
   Net investment income paid to
   shareholder as dividends (Note 1)      $  (6,104,300)         $  (35,795)          $ (129,906)                 $  (24,600)
                                          -------------          ----------           ----------                  ----------

 FROM CAPITAL SHARE TRANSACTIONS
 (at net asset value of $1 per
 share):
   Net proceeds from the sale of            930,964,321           2,876,422           17,950,641                  14,845,121
 shares of shares
   Net asset value of shares issued
     on reinvestment of dividends             6,104,300              35,795              129,906                      24,600
                                          -------------          ----------           ----------                  ----------

          Subtotal                          937,068,621           2,912,217           18,080,547                  14,869,721
   Cost of shares redeemed                 (752,587,782)           (904,580)          (9,011,117)                   (838,785)
                                          -------------          ----------           ----------                  ----------
 Net increase from capital share            184,480,839           2,007,637            9,069,430                  14,030,936
 transactions


 NET ASSETS:
   Beginning of year                          2,007,637                   0                    0                           0
                                          -------------          ----------           ----------                  ----------
   End of year                            $ 186,488,476          $2,007,637           $9,069,430                  $14,030,936
                                          =============          ==========           ==========                  ===========

                          RESERVE INSTITUTIONAL TRUST
     PRIMARY, U.S. GOVERNMENT AND INTERSTATE TAX-EXEMPT INSTITUTIONAL FUNDS
                         NOTES TO FINANCIAL STATEMENTS


(1)      SIGNIFICANT ACCOUNTING POLICIES:

     The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end investment company. The policies summarized below are consistently followed in the preparation of its financial statements in conformity with generally accepted accounting principles.

     A. The Fund's authorized shares of beneficial interest are unlimited and divided into four series with four classes of shares, Primary Institutional, U.S. Government Institutional, U.S. Treasury Institutional and Interstate Tax-Exempt Institutional Funds. These financial statements and notes apply only to all classes of Primary Institutional Fund, Class B and Treasurer's Trust classes of U.S. Government Institutional Fund and to Treasurer's Trust class of Interstate Institutional Fund.

     B. Securities are stated at value which represents cost plus interest accrued to date. Under Securities and Exchange Commission Rule 2a-7, the Fund uses amortized cost to value the portfolio, by which investments are valued at cost and the difference between the cost of each instrument and its value at maturity is accrued into income on a straight line basis over the days to maturity irrespective of intervening changes in interest rates or market value of investments. The maturity of floating or variable rate instruments in which the Fund may invest will be deemed to be, for floating rate instruments
         (1) following, and for variable rate instruments the longer of (1) or
         (2) following: (1) the notice period required before the Fund is entitled to receive payment of the principal amount of the instrument;
         (2) the period remaining until the instrument's next rate adjustment, for purposes of Rule 2a-7 and for computing the portfolio's average weighted life to maturity.

     C. It is the Fund's policy to comply with Subchapter M of the Internal Revenue Code and to distribute all of its taxable income to its shareholders. Accordingly, no Federal income tax provision is required.

     D. Investments are recorded as of the date of their purchase and sale. Interest income is determined on the basis of interest accrued, premium amortized and discount accreted.

     E. Net investment income on investments is distributed to shareholders daily and automatically reinvested in additional Fund shares.

     F. The Funds may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Funds Investment Advisor, subject to the seller's agreement to repurchase such securities at a mutually agreed upon price. However, in the event of default or bankruptcy by the seller, realization and/or retention of the collateral may be subject to legal proceedings.

(2)  MANAGEMENT FEE, SHAREHOLDER SERVICING COST AND TRANSACTIONS WITH
     AFFILIATES:

     Under the Management Agreement, Reserve Management Company, Inc. ("RMCI"), manages the Fund's investments, effects purchases and sales thereof. RMCI receives a comprehensive fee from the Funds at an annual rate of .25% Class A, .45% Class B (as amended February 3, 1997) and .60% Class Treasurer's Trust of the average daily net assets of each of the Funds. For the year ended May 31, 1998, the Primary, U.S. Government and Interstate Institutional Funds had accrued expenses due to RMCI of $8,938, $376 and $692, respectively.

(3)  MANAGEMENT'S USE OF ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(4) CAPITAL SHARE TRANSACTIONS

   Transactions in capital stock of each Fund for the year ended May 31, 1998, were as follows:

                                                                                         CLASS
                                                                                      TREASURER'S
 PRIMARY INSTITUTIONAL FUND                             CLASS A         CLASS B          TRUST
 --------------------------                             --------        --------     --------------
 Sold                                                  80,769,940      46,220,750      803,973,631
 Reinvest                                                 562,364         748,323        4,793,613
 Redeemed                                             (76,920,288)    (38,600,465)    (637,067,029)
                                                     ------------    ------------    -------------
 Net Increase                                           4,412,016       8,368,608      171,700,215
                                                     ============    ============    =============


                                                                                          CLASS
                                                                                       TREASURER'S
 U.S. GOVERNMENT INSTITUTIONAL FUND                                      CLASS B          TRUST
 -----------------------------------                                     -------     --------------
 Sold                                                                  14,076,079       3,874,563
 Reinvest                                                                 119,220          10,685
 Redeemed                                                              (8,387,219)       (623,898)
                                                                      -----------      ----------
 Net Increase                                                           5,808,080       3,261,350
                                                                      ===========      ==========



                                                                                           CLASS
                                                                                        TREASURER'S
 INTERSTATE TAX-EXEMPT INSTITUTIONAL FUND                                                  TRUST
 ----------------------------------------                                             --------------
 Sold                                                                                   14,845,121
 Reinvest                                                                                   24,600
 Redeemed                                                                                 (838,785)
                                                                                        ----------
 Net Increase                                                                           14,030,936
                                                                                        ==========

                              FINANCIAL HIGHLIGHTS

                                             CLASS A                        CLASS B                 CLASS TREASURER'S TRUST
                                      ---------------------- -------------------------------------- -----------------------
                                         OCTOBER 23, 1997                      JANUARY 21, 1997         OCTOBER 15, 1997
                                         (COMMENCEMENT OF                      (COMMENCEMENT OF         (COMMENCEMENT OF
                                          OPERATIONS) TO       YEAR ENDED       OPERATIONS) TO           OPERATIONS) TO
                                           MAY 31, 1998       MAY 31, 1998       MAY 31, 1997             MAY 31, 1998
                                      ---------------------- -------------  -----------------------   -------------------

 PRIMARY INSTITUTIONAL FUND
 Net asset value, beginning of period       $1.0000            $1.0000             $1.0000                 $  1.0000
                                            -------            -------             -------                 ---------
 Income from investment operations            .0333              .0534               .0196                     .0351
 Expenses                                     .0001              .0005               .0017                     .0029
                                             ------             ------              ------                 ---------
 Net investment income (1)                    .0332              .0529               .0179                     .0322
 Dividends from net investment income (1)    (.0332)            (.0529)             (.0179)                   (.0322)
                                             ------             ------              ------                 ---------
 Net asset value, end of period             $1.0000            $1.0000             $1.0000                 $  1.0000
                                            =======            =======             =======                 =========
 Total Return                                  5.49%(2)           5.29%               4.95%(2)                  5.13%(2)

 RATIOS/SUPPLEMENTAL DATA
 Net assets in thousands, end of              4,412             10,376               2,008                   171,700
      period
 Ratio of expenses to average net
      assets                                    .25%(2)            .45%                .48%(2)(3)                .60%(2)
 Ratio of net investment income
      to average net assets                    5.35%(2)           5.16%               4.83%(2)                  5.00%(2)

                                                                                         CLASS TREASURER'S
                                                               CLASS B                         TRUST
                                                               -------                         -----
                                                          SEPTEMBER 15, 1997                MAY 5, 1998
                                                           (COMMENCEMENT OF              (COMMENCEMENT OF
                                                            OPERATIONS) TO                OPERATIONS) TO
                                                             MAY 31, 1998                  MAY 31, 1998
                                                             ------------                  ------------
 U.S. GOVERNMENT INSTITUTIONAL FUND
 Net asset value, beginning of period                       $ 1.0000                      $ 1.0000
                                                            --------                      --------
 Income from investment operations                             .0393                         .0036
 Expenses                                                      .0029                         .0000
                                                            --------                      --------
 Net investment income (1)                                     .0364                         .0036
 Dividends from net investment income (1)                     (.0364)                       (.0036)
                                                            --------                      --------
 Net asset value, end of period                             $ 1.0000                      $ 1.0000
                                                            ========                      ========
 Total Return                                                   5.13%(2)                      4.85%(2)

 RATIOS/SUPPLEMENTAL DATA
 Net assets in thousands, end of period                        5,808                         3,261
 Ratio of expenses to average net
      assets                                                     .45%(2)                       .60%(2)
 Ratio of net investment income
      to average net assets                                     5.00%(2)                      4.73%(2)

                          ---------------------------

                     FEDERAL TAX INFORMATION - (UNAUDITED)

  The dividends distributed by the Primary and U.S. Government Institutional Funds are treated for Federal tax purposes as ordinary income.

                                                                        CLASS TREASURER'S
                                                                              TRUST
                                                                              -----
                                                                           MAY 13, 1998
                                                                         (COMMENCEMENT OF
                                                                          OPERATIONS) TO
                                                                           MAY 31, 1998
                                                                           ------------
 INTERSTATE TAX-EXEMPT INSTITUTIONAL FUND
 Net asset value, beginning of period                                        $ 1.0000
                                                                             --------
 Income from investment operations                                              .0021
 Expenses                                                                       .0003
                                                                             --------
 Net investment income (1)                                                      .0018
 Dividends from net investment income (1)                                      (.0018)
                                                                             --------
 Net asset value, end of period                                              $ 1.0000
                                                                             ========
 Total Return                                                                    3.39%(2)

 RATIOS/SUPPLEMENTAL DATA
 Net assets in thousands, end of period                                        14,031
 Ratio of expenses to average net
 assets                                                                           .60%(2)
 Ratio of net investment income
 to average net assets                                                           3.33%(2)

1) Based on compounding of daily dividends. Not indicative of future results.
2) Annualized.
3) During the period the manager waived a portion of its comprehensive fee of the Primary Institutional Fund. If there were no reduction the actual fee would have been .02% higher for Class B.

   The dividends distributed by the Primary & U.S. Government Institutional Funds are treated for Federal tax purposes as ordinary income. The dividends distributed by Interstate Tax-Exempt Institutional Fund are tax-exempt for Federal tax purposes.

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and the Board of Trustees of Reserve Institutional Trust:

  In our opinion, the accompanying statement of net assets and the related statement of operations and of changes in net assets and financial highlights present fairly, in all material respects, the financial position of Reserve Institutional Trust (comprising the Primary Institutional, U.S. Government Institutional and Interstate Tax-Exempt Institutional Funds) at May 31, 1998, the results of its operations for the period then ended, the changes in their net assets and the financial highlights for the periods presented in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


                                        PRICEWATERHOUSECOOPERS LLP


New York, NY
July 24, 1998